UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2006
NISOURCE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Amended and Restated Certificate of Incorporation
Amended and Restated By-Laws
Press Release

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
At the Company’s annual meeting of stockholders on May 10, 2006, the stockholders of the Company approved the declassification of the Company’s board of directors, as described in Item 5.03 of this current report on Form 8-K. On May 10, 2006, consistent with the declassification proposal approved by the stockholders of the Company, each director whose term would not otherwise have expired at the 2007 annual meeting of the stockholders of the Company tendered his resignation effective as of the 2007 annual meeting of the stockholders of the Company. The directors submitting their resignations were Peter McCausland, Steven R. McCracken, Gary L. Neale, Ian M. Rolland, Robert C. Skaggs, Jr., Robert J. Welsh, and Roger A. Young.
A copy of the press release announcing the tender of resignation by each of the above directors is attached hereto as exhibit 99.1.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
Consistent with the declassification proposal approved by the stockholders of the Company on May 10, 2006, the Company amended its Certificate of Incorporation and Amended and Restated By-Laws to provide for a declassified board structure and the annual election of directors. Beginning with the annual meeting of stockholders to be held in 2007, each director will be elected annually to serve until the following annual meeting and the election and qualification of his or her successor. Prior to these amendments to the Company’s Certificate of Incorporation and Amended and Restated By-Laws, the Company’s directors were divided into three classes, and the directors in each class were elected to three-year terms. The amendments were effective as of May 12, 2006.
Further details regarding the amendments to the Company’s Certificate of Incorporation and Amended and Restated By-Laws can be found in the definitive proxy statement filed by the Company on April 3, 2006.
A copy of the Amended and Restated Certificate of Incorporation is attached hereto as exhibit 3.1. A copy of the Amended and Restated By-Laws is attached hereto as exhibit 3.2.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws

99.1	Press Release, dated May 10, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)
Date: May 16, 2006	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws

99.1	Press Release, dated May 10, 2006